KEMPER
HIGH INCOME TRUST

ANNUAL REPORT TO SHAREHOLDERS FOR THE YEAR ENDED NOVEMBER 30, 1996

                      "... This year's growing economy,
              low inflation and low level of defaults were quite
                      positive for high yield bonds..."





                                                          [KEMPER FUNDS LOGO]

CONTENTS
2
At a Glance
2
Terms to Know
3
Economic Overview
5
Performance Update
7
Largest Holdings
8
Portfolio Statistics
9
Portfolio of Investments
15
Report of Independent Auditors
16
Financial Statements
18
Notes to
Financial Statements
20
Financial Highlights
21
Description of Dividend Reinvestment Plan

AT A GLANCE
--------------------------------------------------------------------------------
TOTAL RETURNS
--------------------------------------------------------------------------------
FOR THE YEAR ENDED NOVEMBER 30, 1996

                            BASED ON     BASED ON
                            NET ASSET     MARKET
                              VALUE       PRICE
--------------------------------------------------------------------------------
KEMPER HIGH
INCOME TRUST                 16.56%       16.12%
--------------------------------------------------------------------------------

 NET ASSET VALUE AND MARKET PRICE

                               AS OF      AS OF
                              11/30/96   11/30/95
--------------------------------------------------------------------------------
NET ASSET VALUE                $ 9.20     $8.73
--------------------------------------------------------------------------------
MARKET PRICE                   $10.00     $9.50
--------------------------------------------------------------------------------

 DIVIDEND REVIEW

The following table shows per share dividend and yield information for the fund as of November 30, 1996.

--------------------------------------------------------------------------------
ONE-YEAR INCOME:                             $ 0.90
--------------------------------------------------------------------------------
NOVEMBER DIVIDEND:                           $0.075
--------------------------------------------------------------------------------
ANNUALIZED DISTRIBUTION RATE:
(BASED ON NET ASSET VALUE)                     9.78%
--------------------------------------------------------------------------------
ANNUALIZED DISTRIBUTION RATE:
(BASED ON MARKET PRICE)                        9.00%
--------------------------------------------------------------------------------

Statistical Note: Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value/market price on the date shown. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Total return measures aggregate change in net asset value/market price assuming reinvestment of dividends. Returns are historical and do not represent future performance. Market price, net asset value and returns fluctuate. Additional information concerning performance is contained in the Financial Highlights appearing at the end of this report.

Investment by the fund in lower quality bonds present greater risk to principal and interest than investments in higher quality bonds.

TERMS TO KNOW

CYCLICAL ISSUES Cyclical issues are securities within industries whose earnings tend to rise quickly when the economy strengthens and fall quickly when the economy weakens. Examples are housing, automobiles and paper companies. The performance of non-cyclical industries such as food, insurance and drugs are normally not as directly affected by economic changes.

HIGH YIELD BONDS High yield bonds are issued by companies, often without long track records of sales and earnings, or by those with questionable credit strength and pay a higher yield to investors to help compensate for their greater risk of loss to principal and interest. High yield bonds carry a credit rating of BB or lower from either Moody's or Standard & Poor's bond rating services and are considered to be "below investment grade" by these rating agencies. Such bonds may also be unrated.

TOTAL RETURN A fund's total return figure measures both the net investment income and any realized and unrealized appreciation or depreciation of the underlying investments in its portfolio for a specified period, assuming the reinvestment of all dividends. It represents the aggregate percentage change in the value of an investment in the fund over the period. Total return may be based upon net asset value or market price.

ECONOMIC OVERVIEW

[TIMBERS PHOTO]

STEPHEN B. TIMBERS IS PRESIDENT, CHIEF INVESTMENT AND EXECUTIVE OFFICER OF ZURICH KEMPER INVESTMENTS, INC. (ZKI). ZKI AND ITS AFFILIATES MANAGE APPROXIMATELY $79 BILLION IN ASSETS, INCLUDING $44 BILLION IN RETAIL
MUTUAL FUNDS. TIMBERS IS A GRADUATE OF YALE UNIVERSITY AND HOLDS AN M.B.A. FROM HARVARD UNIVERSITY.

DEAR SHAREHOLDER:

As we begin a new year, it's remarkable how eventful 1996 was and yet, economically, we are essentially where we were one year ago.

     The fundamentals of the economy are remarkably similar. Long-term interest rates are approximately 6.5% compared to the 6.5% to 7% range they were in during the first half of 1996. We believe the economy is growing at a rate of approximately 2.5%. Inflation continues to be well under control, at about 3.0%.

     One significant difference between today and one year ago is that prices of the stocks are on average up 20%. While price movements were more volatile in 1996 than in the past few years, the patient investor was amply rewarded. The prime element sending the stock market higher was strong positive cash flows. This liquidity in an environment of modestly increasing corporate profits and relatively stable interest rates pushed stocks higher for most of the year.

     This higher stock market has caused many market observers to worry. While we cannot ignore what has happened, we find no reason to be bearish over the long term. The environment is benign to favorable for financial assets. Given steady interest rates, moderate economic growth and continued moderate corporate earnings growth, there are few excesses in the system. In fact, real interest rates are probably too high considering our outlook for inflation, and we may see them decline over time.

     Naturally, we cannot rule out the possibility of a market correction. But, in our belief, the downside would appear to be limited to 5% to 8%, which is the size of a typical correction based on historical data. As we have said in previous outlooks, three elements tend to move the market:

     - EARNINGS. We forecast corporate earnings to range between 0% and 5% on average for the Standard & Poor's 500* in 1997 -- not as high as in recent years but positive nonetheless.

     - INTEREST RATES. Rates should remain stable, and short-term interest rates may even decline.

     - LIQUIDITY. Investors, through mutual funds, 401(k)s and qualified contribution plans in particular, will continue to create strong demand for securities.

     In order to move the market more than would be expected in a typical decline, one or more of these elements will have to turn negative in 1997, and, while future market conditions cannot be predicted with certainty, we fail to see what would materially change our outlook. Our outlook going forward is that 1997 should be a lot like 1996.

     While the economy continued along a relatively consistent path, the United States took some politically significant steps in 1996. First, of course, President Bill Clinton and a Republican Congress were re-elected by the voters. In the first few days after the general election, especially, investors demonstrated their support for such a balance in our leadership. But of much greater long-term significance is the expressed commitment by both parties to balance the federal budget and address certain entitlement programs. The first year after an election can be a fertile time to accomplish major initiatives, and we are hopeful that progress can be made.

     The future of the Social Security system, which many experts believe will run out of money about 20 years from now, will be a subject in which you can expect Zurich Kemper Investments, Inc. to play a leadership role. The possible solutions for "fixing Social Security" are finite: raise Social Security taxes, reduce benefits, raise the retirement age, change inflation assumptions or pursue a higher rate of return on assets contributed by workers. We believe that a bipartisan solution will be worked out, which will include giving individuals the option of investing a portion of their Social Security contributions in an account earmarked for them. This change is needed to return credibility to the system, which many Americans have lost faith in.

     What to do with Social Security is a debate that spans generations and promises to occupy much attention in the coming years. As we hope to help advance constructive debate, we'll be advocating partial privatization for this federal program while maintaining a safety net for many low-wage earners and providing a seamless transition for seniors near or in retirement.

ECONOMIC OVERVIEW

------------------------------------------------------------------------------
ECONOMIC GUIDEPOSTS
------------------------------------------------------------------------------

Economic activity is a key influence on investment performance and shareholder decision-making. Periods of recession or boom, inflation or deflation, credit expansion or credit crunch have a significant impact on mutual fund performance.

        The following are some significant economic guideposts and their investment rationale that may help your investment decision-making. The 10-year Treasury rate and the prime rate are prevailing interest rates. The other data report year-to-year percentage changes.

                                 [BAR GRAPH]


                         NOW (12/31/96)    6 MONTHS AGO      1 YEAR AGO      2 YEARS AGO
10-YEAR TREASURY RATE(1)        6.30         6.87                5.65           7.78
PRIME RATE (2)                  8.25         8.25                8.50           8.50
INFLATION RATE(3)*              3.19         2.75                2.60           2.61
THE U.S. DOLLAR (4)             4.36         8.55               -0.57          -5.29
CAPITAL GOODS ORDERS (5)*       2.69         1.85               13.09           3.68
INDUSTRIAL PRODUCTION (5)*      4.40         4.12                1.08           6.43
EMPLOYMENT GROWTH (6)           2.17         2.19                1.57           3.52


(1) Falling interest rates in recent years have been a big plus for financial assets.

(2) The interest rate that commercial lenders charge their best borrowers.

(3) Inflation reduces an investor's real return. In the last five years, inflations has been as high as 6%. The low, moderate inflation of the last few years has meant high real returns.

(4) Changes in the exchange value of the dollar impact U.S. exporters and the value of U.S. firms' foreign profits.

(5) These influence corporate profits and equity performance.

(6) An influence on family income and retail sales.

*   Data as of November 30, 1996.

SOURCE: ECONOMICS DEPARTMENT, ZURICH KEMPER INVESTMENTS, INC.



     With this letter as an economic backdrop, we encourage you to read the following detailed report of your fund, including an interview with your fund's portfolio management. Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ Stephen B. Timbers

STEPHEN B. TIMBERS
PRESIDENT, CHIEF INVESTMENT AND EXECUTIVE OFFICER
Zurich Kemper Investments, Inc.

January 9, 1997

*THE STANDARD & POOR'S 500 STOCK INDEX IS AN UNMANAGED INDEX GENERALLY
 REPRESENTATIVE OF THE U.S. STOCK MARKET.

PERFORMANCE UPDATE

[MCNAMARA PHOTO]

MIKE MCNAMARA HAS BEEN WITH ZURICH KEMPER INVESTMENTS, INC. (ZKI) SINCE 1972 AND IS A SENIOR VICE PRESIDENT OF ZKI AND PORTFOLIO CO-MANAGER OF KEMPER HIGH
INCOME TRUST. MCNAMARA GRADUATED WITH A B.S. IN BUSINESS ADMINISTRATION FROM THE UNIVERSITY OF MISSOURI AND EARNED AN M.B.A. FROM LOYOLA UNIVERSITY.

[RESIS PHOTO]

HARRY RESIS IS A SENIOR VICE PRESIDENT OF ZKI. HE JOINED THE COMPANY IN 1988 AND IS A PORTFOLIO CO-MANAGER OF KEMPER HIGH INCOME TRUST. RESIS RECEIVED A B.A. IN FINANCE FROM MICHIGAN STATE UNIVERSITY.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT, AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED
ON MARKET AND OTHER CONDITIONS.

DURING THE REPORTING PERIOD HIGH YIELD BONDS OUTPERFORMED NEARLY EVERY OTHER FIXED-INCOME ASSET CLASS. THE FUND OUTPERFORMED THE AVERAGE RETURN OF ITS LIPPER ANALYTICAL SERVICES, INC. CATEGORY FOR THE YEAR ENDED NOVEMBER 30, 1996. PORTFOLIO CO-MANAGERS MICHAEL MCNAMARA AND HARRY RESIS EXPLAIN THE REASONS BEHIND THIS OUTPERFORMANCE AND DISCUSS THEIR OUTLOOK FOR THE HIGH YIELD MARKET.

Q     WERE YOU PLEASED WITH KEMPER HIGH INCOME TRUST'S PERFORMANCE DURING THE
FISCAL YEAR?

A Yes. The fund performed well on a market price basis (up 16.12 percent). On a net asset value basis, the fund returned 16.56 percent, outperforming the Lipper high current yield category return of 15.66 percent*. At the end of the fiscal year, the fund was trading at an 8.70 percent premium to net asset value.

      In addition, the fund was given a five-star overall rating from Morningstar, Inc. as of November 30, 1996, in the taxable bond category. For the three-year period ended November 30, 1996, the fund was ranked as a four-star fund among 132 closed-end funds and ranked as a five-star fund among 83 closed-end funds for the five-year period. All rankings were within the taxable bond category.**

* Lipper Analytical Services, Inc. returns and rankings are based upon changes in net asset value with all dividends reinvested.

** Morningstar proprietary ratings reflect risk-adjusted performance through 11/30/96. The ratings are subject to change every month. Past performance is no guarantee of future results. Morningstar ratings are calculated from the fund's three- and five-year returns (with fee adjustments) in excess of 90-day Treasury bill returns, and a risk factor that reflects fund performance below 90-day T-bill returns. Ten percent of the funds in a rating category receive 5 stars, and the next 22.5% receive 4 stars.

Q     HIGH YIELD BONDS ENJOYED STRONG PERFORMANCE DURING THE YEAR WHILE OTHER
FIXED-INCOME INVESTMENTS STRUGGLED. WHAT WAS THE REASON?

A     The growing U.S. economy continued to drive strong high yield bond returns during the fiscal year. While most fixed-income investments suffered due to the economy's pickup, high yield bonds flourished in the higher market rate environment that ensued. That was because stronger economic growth fueled corporate earnings, which enabled most companies to meet the interest payments on their outstanding bond issues. The strong stock market was also positive for high yield bonds. It facilitated an increased number of initial public offerings by high yield issuers, enabling many issuers to pay down their debt.


Q     WOULD YOU CONSIDER THE LAST 12 MONTHS THE OPTIMAL ECONOMIC ENVIRONMENT FOR
HIGH YIELD BONDS?

A     This year's growing economy, low inflation and low level of defaults were quite positive for high yield bonds. Although we didn't realize returns of the same magnitude as that of 1995 because interest rates rose, the fund was helped by a low default rate. Let us explain how this occurred.

PERFORMANCE UPDATE

      Stronger economic growth generated consumer spending, fueling corporate earnings. With relatively stable corporate earnings, defaults were minimal because companies were generally able to cover their high yield bond coupon interest payments. Therefore, demand for high yield bonds increased and prices rose.

Q     WHAT TYPES OF ADJUSTMENTS DID YOU MAKE TO KEMPER HIGH INCOME TRUST DURING
THE PERIOD?

A We focused primarily on changing the mix of the fund's cyclical holdings. Cyclical industries are those that produce or support the production of discretionary goods such as new homes or automobiles. Companies within these types of industries tend to flourish when the economy is expanding but are normally the first to suffer when the economy contracts. By contrast, defensive industries tend to be less sensitive to economic slowdowns because they support nondiscretionary spending on items such as food or health and beauty products.

      Historically, the fund had been heavily weighted in companies within deep cyclical industries like steel, paper and chemicals. However, last year we began moving out of deep cyclical industries. That's because those types of companies tend to experience large movements in their revenues and earnings during changes in the economy or in their industry cycles.

      Over the past year, we continued to add issues from companies that, while cyclical, are somewhat less cyclical, or have some degree of independence from changes in the overall U.S. economy. For example, we've increased our weighting in the energy sector. Another example is our increased investment in the casino and gaming industry. Although some may argue that gaming is not a cyclical industry, we believe it is. If there were to be a sharp downturn in the economy, we would expect a decline in industry revenues. Although the gaming industry would suffer from an economic downturn, the losses would not be anywhere near as significant as those that the steel or auto industries might experience.

Q     HAS THE INVESTMENT SELECTION PROCESS GOTTEN ANY SIMPLER GIVEN THE HIGH
YIELD MARKET'S LOW LEVEL OF DEFAULTS?

A     Although the low level of defaults has given us more issues to choose from, it has not predicated a change in our investment analysis process. We believe our careful bond selection -- which is based on extensive research -- is directly responsible for the fund's outstanding historical long-term performance. Kemper's team of bond analysts routinely goes beyond traditional analysis. They visit issuing companies and meet with their senior management, walk through factories, talk to suppliers and speak with customers. After a bond is purchased for the fund, analysts continuously monitor the firm's financial strength and the bond's ongoing investment potential.

Q     WHAT CAN YOU TELL US ABOUT THE QUALITY OF THE FUND'S HOLDINGS?

A     We didn't significantly alter the quality of the fund's portfolio during the period. We kept about two-thirds of the fund invested in lower quality B-rated bonds and close to 25 percent invested in relatively higher rated BB-rated bonds. This positioning provided a good level of income for the fund, while mitigating some potential risk.

Q     WERE THERE ANY BONDS THAT PERFORMED PARTICULARLY WELL?

A     There were a number of issues that provided outstanding performance during the year. An example was our investment in Trump Taj Mahal, which was called away from us at par value ($1,000 per bond) plus accrued interest. These bonds were issued to finance the Atlantic City casino's first mortgage and we purchased them in the secondary market at a deep discount to par value. Early on, many investors doubted the stability of this issue, but we were optimistic about the future of the casino and Atlantic City. We believed that the bonds'
11.25 percent coupon combined with their discounted price made the investment worthwhile. In fact, we were so confident about the potential of this investment, we made it one of the fund's largest holdings.

      Our outlook for Atlantic City and Trump Taj Mahal proved to be correct, and the bonds were consistently one of the fund's top performing investments. Moreover, the fund enjoyed a phenomenal gain when the vast majority of the bonds were called away in March 1996.

      Another industry that performed well during the year was the international cable and wireless communications industry. In the United Kingdom several mergers took place which

PERFORMANCE UPDATE

improved the overall credit quality of issues within the industry. We are optimistic about continued strong performance in this area and will continue to add these types of issues as appropriate.

Q     WHAT ABOUT DISAPPOINTMENTS?

A     Three of the fund's issues defaulted during the first part of the fiscal year. The bonds were issued by Color Tile, a home improvement retailer; Burlington Motor Holdings, a trucking company and Beatrice Ltd., a Canadian dairy company. All three were hurt by the debt they had taken on and the effect that 1994's rising interest rate environment had on their businesses.

      Color Tile and Burlington were still in the midst of restructuring their debt at the close of the fiscal period. However, Beatrice Ltd. bonds recaptured some of their earlier losses.

Q     WILL THE HIGH YIELD BOND MARKET BE ABLE TO SUSTAIN ITS MOMENTUM?

A     Our outlook for the high yield bond market is positive, although we don't expect corporate earnings to keep pace with levels from the past couple of years. This slowdown in earnings and the aging of issues will most likely lead to an increased default rate, but we do not believe that it will be alarming. Our investment focus will continue to be on healthy companies that are positioned to perform well in the current slow growth economy.


LARGEST HOLDINGS

THE FUND'S 5 LARGEST HOLDINGS*

Representing 9.5% of the fund's total net assets on November 30, 1996

------------------------------------------------------------------------------
Holdings                                                               Percent
------------------------------------------------------------------------------
1.     TRUMP                                                            2.2%
       ATLANTIC
       CITY

2.     TELEWEST COMMUNICATIONS PLC                                      2.0%

3.     STONE CONTAINER                                                  1.8%

4.     BELL CABLEMEDIA                                                  1.8%

5.     ROGERS CANTEL                                                    1.7%


*Portfolio composition and holdings are subject to change.

PORTFOLIO STATISTICS

PORTFOLIO COMPOSITION*

----------------------------------------------------------------------------
                                     ON 11/30/96               ON 11/30/95
----------------------------------------------------------------------------
HIGH YIELD BONDS                         96%                       95%
----------------------------------------------------------------------------
CASH AND EQUIVALENTS                      3                         4
----------------------------------------------------------------------------
PREFERRED AND COMMON STOCK                1                         1
----------------------------------------------------------------------------
                                        100%                      100%

                                     [PIE CHART]               [PIE CHART]
                                     ON 11/30/96               ON 11/30/95


CORPORATE LONG-TERM FIXED INCOME
SECURITIES RATINGS

----------------------------------------------------------------------------
                                         ON 11/30/96                 ON 11/30/95
----------------------------------------------------------------------------
BB                                            21%                         23%
----------------------------------------------------------------------------
B                                             71                          68
----------------------------------------------------------------------------
OTHER                                          8                           9
----------------------------------------------------------------------------
                                             100%                        100%

The ratings of Standard and Poor's Corporation (S&P) and Moody's Investors Services, Inc. (Moody's) represent their opinions as to the quality of securities that they undertake to rate. The percentage shown reflects the higher of Moody's or S&P ratings. Portfolio composition will change over time. Ratings are relative and subjective and not absolute standards of quality.

                                     [PIE CHART]               [PIE CHART]
                                     ON 11/30/96               ON 11/30/95

AVERAGE MATURITY

----------------------------------------------------------------------------
                                     ON 11/30/96               ON 11/30/95
----------------------------------------------------------------------------
AVERAGE MATURITY                       7.7 YEARS                 8.0 YEARS
----------------------------------------------------------------------------

* Portfolio composition and holdings subject to change.

PORTFOLIO OF INVESTMENTS

KEMPER HIGH INCOME TRUST

PORTFOLIO OF INVESTMENTS AT NOVEMBER 30, 1996
(DOLLARS IN THOUSANDS)

----------------------------------------------------------------------------------------------------------------
 CORPORATE OBLIGATIONS                                                                  PRINCIPAL
                                                                                         AMOUNT       VALUE
----------------------------------------------------------------------------------------------------------------
AEROSPACE--3.3%                  Airplanes Pass Through Trust, 10.875%, 2019            $   990    $  1,094
                                 Fairchild Corporation, 12.00%, 2001                      2,580       2,586
                                 Howmet Inc., 10.00%, 2003                                  220         241
                                 K & F Industries, Inc.
                                    11.875%, 2003                                           660         710
                                    10.375%, 2004                                         1,150       1,208
                                 RHI Holdings, 11.875%, 1999                                885         887
                                 UNC, Inc., 11.00%, 2006                                    420         447
                                 -----------------------------------------------------------------------------
                                                                                                      7,173
----------------------------------------------------------------------------------------------------------------
BROADCASTING, CABLESYSTEMS       Adelphia Communications Corporation
AND PUBLISHING--21.7%               12.50%, 2002                                          1,240       1,252
                                    11.875%, 2004                                           380         377
                                 Affinity Group, Inc., 11.50%, 2003                       1,420       1,487
                                 American Radio Systems, 9.00%, 2006                      1,190       1,166
                              (b)American Telecasting
                                    14.50%, 2004                                            830         498
                                    14.50%, 2005                                            560         280
                              (b)Bell Cablemedia PLC
                                    11.95%, 2004                                          4,270       3,651
                                    11.875%, 2005                                           210         165
                                 Big Flower Press, Inc., 10.75%, 2003                     1,281       1,345
                                 CAI Wireless Systems, 12.25%, 2002                       1,000         820
                                 Cablevision Systems Corporation
                                    9.875%, 2013                                            515         502
                                    10.50%, 2016                                            890         903
                                    9.875%, 2023                                            410         392
                                 Century Communications Corporation,
                                    11.875%, 2003                                         1,625       1,735
                              (b)Charter Communications, 14.00%, 2007                     1,600         899
                              (b)Comcast UK Cable Partners Limited,
                                    11.20%, 2007                                          3,510       2,422
                              (b)CS Wireless, 11.375%, 2006                               1,960         764
                              (b)Echostar Communications, 12.875%, 2004                   1,905       1,576
                                 Frontiervision, 11.00%, 2006                               780         774
                                 Granite Broadcasting Corp.
                                    12.75%, 2002                                          2,250       2,453
                                    9.375%, 2005                                            340         327
                                 Intermedia Capital Partners, 11.25%, 2006                  960         974
                              (b)International Cabletel Incorporated
                                    12.75%, 2005                                          3,920       2,783
                                    11.50%, 2006                                            390         251
                                 Multicanal Participacoes, 12.625%, 2004                    670         721
                                 Neodata Services, 12.00%, 2003                           1,290       1,342
                                 Newsquest Capital PLC, 11.00%, 2006                        630         643
                              (b)People's Choice TV Unit, 13.125%, 2004                   1,590         652
                                 Sinclair Broadcasting Group, Inc., 10.00%, 2003          3,250       3,295
                                 Sullivan Broadcasting
                                    10.25%, 2005                                            320         324
                                    13.25%, 2006                                            630         668
                              (b)Telewest Communications PLC, 11.00%, 2007                6,260       4,226
                              (b)UIH Australia Pacific, Inc., 14.00%, 2006                1,970       1,044
                                 Univision TV, 11.75%, 2001                                 625         658

PORTFOLIO OF INVESTMENTS

(Dollars in thousands)
--------------------------------------------------------------------------------------------------------------
                                                                                       PRINCIPAL
 CORPORATE OBLIGATIONS                                                                  AMOUNT       VALUE
--------------------------------------------------------------------------------------------------------------
                              (b)Videotron Holdings PLC
                                   11.125%, 2004                                        $ 3,290    $  2,805
                                   11.00%, 2005                                             840         659
                                 Young Broadcasting Inc.,
                                   11.75%, 2004                                           1,730       1,851
                                 -----------------------------------------------------------------------------
                                                                                                     46,684
--------------------------------------------------------------------------------------------------------------
BUSINESS SERVICES--2.4%          Allied Waste Industries, 10.25%, 2006                      460         472
                                 Coinmach Corporation, 11.75%, 2005                       2,120       2,290
                                 Monarch Marking Systems, 12.50%, 2003                    2,090       2,330
                                 -----------------------------------------------------------------------------
                                                                                                      5,092
--------------------------------------------------------------------------------------------------------------
CHEMICALS AND                    Arcadian Partners, L.P., 10.75%, 2005                    1,370       1,514
AGRICULTURE--5.8%                Atlantis Group, Inc., 11.00%, 2003                       1,605       1,645
                                 Hines Horticulture, 11.75%, 2005                           510         537
                                 NL Industries, Inc., 11.75%, 2003                        1,310       1,349
                                 Pioneer Americas Acquisition Corporation,
                                   13.375%, 2005                                            950       1,069
                                 Polymer Group Inc., 12.25%, 2002                         1,420       1,544
                                 Rexene Corporation, 11.75%, 2004                         1,790       2,023
                                 Terra Industries Inc., 10.50%, 2005                      1,600       1,736
                                 UCC Investors Holdings, Inc.
                                   10.50%, 2002                                             720         774
                                   11.00%, 2003                                             260         277
                                 -----------------------------------------------------------------------------
                                                                                                     12,468
--------------------------------------------------------------------------------------------------------------
COMMUNICATIONS--11.1%         (b)Brooks Fiber Properties, 11.875%, 2006                   1,100         698
                              (b)Call-Net Enterprises Inc., 13.25%, 2004                  3,000       2,423
                              (b)Cellular, Inc., 11.75%, 2003                             1,465       1,322
                              (b)Communicacion Cellular, 13.125%, with warrants,
                                   2003                                                   2,000       1,420
                                 CommNet Cellular, 11.25%, 2005                             580         615
                              (b)ICG Holdings, 13.50%, 2005                               2,040       1,423
                                 IMPSAT Corporation, 12.125%, 2003                          670         703
                                 Intermedia Communications of Florida, Inc.,
                                   13.50%, 2005, with warrants expiring 2000              1,915       2,277
                              (b)Millicom International Cellular S.A., 13.50%,
                                   2006                                                   1,720       1,058
                                 Netsat Servicos, 12.75%, 2004                              500         525
                                 Nextlink Communications, 12.50%, 2006                      335         354
                                 Paging Network, Inc.
                                   11.75%, 2002                                           1,855       2,000
                                   10.125%, 2007                                            370         373
                              (b)PanAmSat, L.P., 11.375%, 2003                            2,710       2,486
                                 Rogers Cantel
                                   11.125%, 2002                                          2,553       2,695
                                   9.375%, 2008                                             430         450
                                   9.75%, 2016                                              400         418
                              (b)Shared Technologies, 12.25%, 2006                          680         554
                                 USA Mobile Communications, Inc. II
                                   14.00%, 2004                                             850         956
                                   9.50%, 2004                                              530         500
                                 Vanguard Cellular Systems, 9.375%, 2006                    330         331
                                 Western Wireless
                                   10.50%, 2006                                             240         248
                                   10.50%, 2007                                              80          83
                                 -----------------------------------------------------------------------------
                                                                                                     23,912

PORTFOLIO OF INVESTMENTS

(Dollars in thousands)
--------------------------------------------------------------------------------------------------------------
                                                                                       PRINCIPAL
 CORPORATE OBLIGATIONS                                                                  AMOUNT       VALUE
--------------------------------------------------------------------------------------------------------------
CONSTRUCTION                     American Standard Inc.
MATERIALS--4.0%                    11.375%, 2004                                         $  620    $    668
                              (b)  10.50%, 2005                                             950         886
                              (b)Building Materials Corporation of America,
                                   11.75%, 2004                                           3,205       2,756
                                 Nortek, 9.875%, 2004                                     1,840       1,849
                                 Triangle Pacific Corporation, 10.50%, 2003               2,185       2,338
                                 -----------------------------------------------------------------------------
                                                                                                      8,497
--------------------------------------------------------------------------------------------------------------
CONSUMER PRODUCTS                AMF Group
AND SERVICES--6.8%            (b)  12.25%, 2006                                           1,130         720
                                   10.875%, 2006                                          1,130       1,188
                                 Avondale Mills, 10.25%, 2006                               930         960
                                 Beatrice Foods, Inc., 12.00%, 2001                       2,350       2,092
                                 Cinemark USA, Inc., 9.625%, 2008                           840         851
                              (b)Dr. Pepper Bottling Holdings, Inc., 11.625%, 2003        1,335       1,228
                                 Herff Jones, Inc., 11.00%, 2005                            490         527
                                 Pillowtex Corp., 10.00%, 2006                              450         461
                                 Premier Parks Inc., 12.00%, 2003                         1,290       1,406
                              (b)Six Flags Theme Park, 12.25%, 2005                       3,120       2,878
                                 Van De Kamps, Inc., 12.00%, 2005                           500         546
                                 West Point Stevens, Inc., 9.375%, 2005                   1,680       1,726
                                 -----------------------------------------------------------------------------
                                                                                                     14,583
--------------------------------------------------------------------------------------------------------------
DRUGS AND                        Dade International Inc., 11.125%, 2006                     770         831
HEALTHCARE--3.5%                 Genesis Health Venture, 9.25%, 2006                        590         604
                                 Magellan Health Services, 11.25%, 2004                   1,640       1,820
                                 Ornda Healthcorporation
                                   12.25%, 2002                                           1,610       1,725
                                   11.375%, 2004                                            920       1,053
                                 Tenet Healthcare, 10.125%, 2005                            840         926
                                 Unison Healthcare, 12.25%, 2006                            580         586
                                 -----------------------------------------------------------------------------
                                                                                                      7,545
--------------------------------------------------------------------------------------------------------------
ENERGY AND RELATED               Benton Oil & Gas Co., 11.625%, 2003                      1,015       1,119
SERVICES--5.6%                   Chesapeake Energy Corporation, 10.50%, 2002                465         509
                                 Clark USA, Inc., 10.875%, 2005                             240         249
                                 Coda Energy, 10.50%, 2006                                1,240       1,311
                                 Empire Gas Corporation, 7.00%, with warrants, 2004       1,300       1,107
                                 Flores & Rucks Inc., 13.50%, 2004                        1,050       1,244
                                 Forcenergy Gas Exploration, 9.50%, 2006                    420         441
                                 Gulf Canada Resources Limited
                                    9.25%, 2004                                             550         583
                                    9.625%, 2005                                            570         621
                                 Mesa Operating Co., 10.625%, 2006                          950       1,026
                                 Parker Drilling Corp., 9.75%, 2006                         440         455
                                 Plains Resources, 10.25%, 2006                             780         819
                                 Sante Fe Energy Resources, Inc., 11.00%, 2004              550         605
                                 United Meridian Corp., 10.375%, 2005                       780         852
                                 Vintage Petroleum, 9.00%, 2005                             950         977
                                 -----------------------------------------------------------------------------
                                                                                                     11,918

PORTFOLIO OF INVESTMENTS

(Dollars in thousands)
--------------------------------------------------------------------------------------------------------------
                                                                                        PRINCIPAL
 CORPORATE OBLIGATIONS                                                                   AMOUNT       VALUE
--------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES,              Aames Financial, 9.125%, 2003                          $    60    $     62
HOME BUILDERS AND                Continental Homes Holding, 10.00%, 2006                    590         605
REAL ESTATE--3.5%                Forecast Group L.P., 11.375%, 2000                         660         581
                                 Fortress Group, 13.75%, 2003                               550         579
                                 Hovnanian Kent, 11.25%, 2002                             1,568       1,576
                                 Intertek Finance, 10.25%, 2006                             300         308
                                 Kaufman & Broad Home Corp., 9.625%, 2006                   700         700
                                 J.M. Peters Company, 12.75%, 2002                          680         646
                                 Presley Companies, 12.50%, 2001                          1,335       1,262
                                 Ryland Group, 10.50%, 2006                               1,170       1,211
                                 -----------------------------------------------------------------------------
                                                                                                      7,530
--------------------------------------------------------------------------------------------------------------
HOTEL AND GAMING--6.9%           Bally's Park Place Funding, Inc., 9.25%, 2004            2,100       2,314
                                 Eldorado Resorts, 10.50%, 2006                             650         686
                                 Empress River Casino, 10.75%, 2002                       1,685       1,811
                                 Harvey's Casino Resorts, 10.625%, 2006                     310         332
                                 MGM Grand Hotel Finance Corporation,
                                   12.00%, 2002                                           2,200       2,368
                                 Players International, 10.875%, 2005                     1,440       1,426
                                 Station Casinos Inc., 10.125%, 2006                      1,330       1,312
                                 Trump Atlantic City, 11.25%, 2006                        4,860       4,666
                                 -----------------------------------------------------------------------------
                                                                                                     14,915
--------------------------------------------------------------------------------------------------------------
MANUFACTURING, METALS            Aftermarket Technology, 12.00%, 2004                       950       1,055
AND MINING--15.5%                Alvey Systems, 11.375%, 2003                               845         881
                                 Bar Technologies, 13.50%, with warrants, 2001              880         937
                                 Collins & Aikman Corporation, 11.50%, 2006               1,660       1,776
                                 Crain Industries, Inc., 13.50%, 2005                       820         920
                                 Day International Group, Inc., 11.125%, 2005             2,320       2,459
                                 Delco Remy International, 10.625%, 2006                  1,130       1,181
                                 Essex Group Incorporated, 10.00%, 2003                     320         331
                                 Euramax International PLC, 11.25%, 2006                  1,130       1,158
                                 Fairfield Manufacturing Company, 11.375%, 2001           1,355       1,409
                              (b)Foamex -- JPS Automotive L.P.,
                                   14.00%, with warrants, 2004                              950         770
                                 Foamex L.P., 11.25%, 2002                                2,020       2,121
                                 Great Dane Holding Company, 12.75%, 2001                 1,247       1,247
                                 GS Technologies
                                   12.00%, 2004                                             530         550
                                   12.25%, 2005                                             740         775
                                 Gulf States Steel, 13.50%, with warrants, 2003           1,380       1,309
                                 Hayes Wheels International, Inc., 11.00%, 2006           1,560       1,669
                                 IMO Industries, 11.75%, 2006                               360         340
                                 Jordan Industries, 10.375%, 2003                         1,370       1,325
                                 JPS Automotive Products Corporation,
                                   11.125%, 2001                                          1,370       1,421
                                 Knoll Inc., 10.875%, 2006                                  700         763
                                 Motors And Gears Inc., 10.75%, 2006                        900         920
                                 Newflo Corporation, 13.25%, 2002                           980       1,085
                                 Penda Industries, Inc., 10.75%, 2004                     1,010         934
                                 Spinnaker Industries, 10.75%, 2006                         410         420
                                 Thermadyne Industries, Inc.
                                   10.25%, 2002                                             792         821
                                   10.75%, 2003                                           2,535       2,617
                                 WCI Steel Inc., 10.00%, 2004                             1,300       1,313
                                 Weirton Steel Corp., 11.375%, 2004                         740         729
                                 -----------------------------------------------------------------------------
                                                                                                     33,236

PORTFOLIO OF INVESTMENTS

(Dollars in thousands)
--------------------------------------------------------------------------------------------------------------
                                                                                        PRINCIPAL
 CORPORATE OBLIGATIONS                                                                   AMOUNT       VALUE
--------------------------------------------------------------------------------------------------------------
PAPER, FOREST                    BPC Holding Corp., 12.50%, 2006                        $   620    $    657
PRODUCTS AND                     Berry Plastics Corporation, 12.25%, 2004                   800         880
CONTAINERS--9.0%                 Container Corporation of America, 11.25%, 2004           1,155       1,242
                                 Crown Paper, 11.00%, 2005                                1,700       1,568
                                 Florida Coast Paper Company, 12.75%, 2003                  290         306
                                 Four M Corporation, 12.00%, 2006                           470         485
                                 Gaylord Container Corporation, 12.75%, 2005              1,300       1,424
                                 Maxxam Group, Inc.
                              (b)  12.25%, 2003                                             770         643
                                   11.25%, 2003                                           1,215       1,251
                                 National Fiberstock Corporation, 11.625%, 2002             910         951
                                 Owens-Illinois Inc.
                                   11.00%, 2003                                             560         619
                                   9.95%, 2004                                              800         840
                                 Printpack Inc., 10.625%, 2006                              760         798
                                 Riverwood International
                                   10.25%, 2006                                             860         830
                                   10.875%, 2008                                          1,720       1,557
                                 Specialty Paperboard, 9.375%, 2006                         560         567
                                 Stone Container Corporation
                                   10.25%, 2000                                           1,150       1,223
                                   11.50%, 2006                                           1,650       1,691
                                   11.875%, 2016                                            950         998
                                 US Can Corp., 10.125%, 2006                                700         731
                                 -----------------------------------------------------------------------------
                                                                                                     19,261
--------------------------------------------------------------------------------------------------------------
RETAILING--4.2%                  Ameriking Inc., 10.75%, 2006                               250         255
                                 Brunos, 10.50%, 2005                                     1,790       1,859
                                 Cole National Group, 9.875%, 2006                          700         709
                              (a)Color Tile, Inc., 10.75%, 2001                           1,260          65
                                 Finlay Fine Jewelry Corporation, 10.625%, 2003           1,160       1,206
                                 Guitar Center Management, 11.00%, 2006                     420         443
                                 Hills Stores Co., 12.50%, 2003                             250         216
                                 Pamida Holdings, 11.75%, 2003                            1,240       1,035
                                 Pathmark Stores, Inc., 12.625%, 2002                     2,130       2,229
                                 Southland Corporation, 5.00%, 2003                         802         660
                                 Thrifty Payless Inc., 12.25%, 2004                         322         374
                                 -----------------------------------------------------------------------------
                                                                                                      9,051
--------------------------------------------------------------------------------------------------------------
TECHNOLOGY--1.2%                 Communication and Power Industry, Inc.,
                                   12.00%, 2005                                             600         654
                                 Computervision Corporation, 11.375%, 1999                1,890       1,980
                                 -----------------------------------------------------------------------------
                                                                                                      2,634
--------------------------------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS


----------------------------------------------------------------------------------------------------------------
                                                                                 PRINCIPAL AMOUNT OR
CORPORATE OBLIGATIONS                                                              NUMBER OF SHARES     VALUE
----------------------------------------------------------------------------------------------------------------
TRANSPORTATION--1.0%          (a)Burlington Motor Holdings, Inc., 11.50%, 2003          $ 1,850       $     41
                              (b)Transtar Holdings, L.P., 13.375%, 2003                   2,580          2,012
                                 -------------------------------------------------------------------------------
                                                                                                         2,053
                                 -------------------------------------------------------------------------------
                                 TOTAL CORPORATE OBLIGATIONS--105.5%
                                 (Cost: $219,994)                                                      226,552
                                 -------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
COMMON AND                    (a)Benedek Unit, preferred                                  5,000shs.        557
PREFERRED STOCKS--.8%         (a)Capital Pacific Holdings                                 3,634              4
                              (a)Echostar Communications                                 11,825            316
                              (a)Gaylord Container Corporation                           13,125             84
                              (a)Grand Union Company                                     47,504            273
                              (a)Intelcom Group, Inc., warrants                           4,950             64
                              (a)Sullivan Broadcasting                                   10,080            101
                              (a)Thrifty Payless Inc.                                     8,265            212
                              (a)Waxman Industries, Inc., warrants                       55,106            110
                                 -------------------------------------------------------------------------------
                                 TOTAL COMMON AND PREFERRED STOCKS
                                 (Cost: $3,252)                                                          1,721
                                 -------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
MONEY MARKET                     Yield--5.34%
INSTRUMENT--1.4%
                                 Due--December 1996
                                 (Cost: $2,992)                                         $ 3,000          2,992
                                 -------------------------------------------------------------------------------
                                 TOTAL INVESTMENTS--107.7%
                                 (Cost: $226,238)                                                      231,265
                                 -------------------------------------------------------------------------------
                                 LIABILITIES, LESS CASH AND OTHER ASSETS--(7.7)%                       (16,616)
                                 -------------------------------------------------------------------------------
                                 NET ASSETS--100%                                                     $214,649
                                 -------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 NOTES TO PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

(a) Non-income producing security. In the case of a bond, generally denotes that issuer has defaulted on the payment of interest or has filed for bankruptcy.

(b) Deferred interest obligation; currently zero coupon under terms of the initial offering.

Based on the cost of investments of $226,238,000 for federal income tax purposes at November 30, 1996, the gross unrealized appreciation was $12,639,000, the gross unrealized depreciation was $7,612,000 and the net unrealized appreciation on investments was $5,027,000.

See accompanying Notes to Financial Statements.

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF TRUSTEES AND SHAREHOLDERS
KEMPER HIGH INCOME TRUST

      We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Kemper High Income Trust as of November 30, 1996, the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended and financial highlights for each of the fiscal years since 1992. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of November 30, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kemper High Income Trust at November 30, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the fiscal years since 1992, in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP

                                          Chicago, Illinois
                                          January 17, 1997

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
NOVEMBER 30, 1996
(IN THOUSANDS)

-------------------------------------------------------------------------------------------------------
 ASSETS
-------------------------------------------------------------------------------------------------------
Investments, at value
(Cost: $226,238)                                                                               $231,265
-------------------------------------------------------------------------------------------------------
Cash                                                                                                 66
-------------------------------------------------------------------------------------------------------
Receivable for:
  Investments sold                                                                                1,190
-------------------------------------------------------------------------------------------------------
  Interest                                                                                        4,657
-------------------------------------------------------------------------------------------------------
    TOTAL ASSETS                                                                                237,178
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
 LIABILITIES AND NET ASSETS
-------------------------------------------------------------------------------------------------------
Note payable                                                                                     20,000
-------------------------------------------------------------------------------------------------------
Payable for:
  Investments purchased                                                                           2,127
-------------------------------------------------------------------------------------------------------
  Management fee                                                                                    152
-------------------------------------------------------------------------------------------------------
  Interest                                                                                          195
-------------------------------------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses                                             29
-------------------------------------------------------------------------------------------------------
  Trustees' fees and other                                                                           26
-------------------------------------------------------------------------------------------------------
    Total liabilities                                                                            22,529
-------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                     $214,649
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
 ANALYSIS OF NET ASSETS
-------------------------------------------------------------------------------------------------------
Paid-in capital                                                                                $249,635
-------------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments                                                    (42,951)
-------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments                                                        5,027
-------------------------------------------------------------------------------------------------------
Undistributed net investment income                                                               2,938
-------------------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                                                    $214,649
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE, $.01 PAR VALUE
($214,649 / 23,328 shares outstanding)                                                            $9.20
-------------------------------------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
YEAR ENDED NOVEMBER 30, 1996
(IN THOUSANDS)

-------------------------------------------------------------------------------------------------------
 NET INVESTMENT INCOME
-------------------------------------------------------------------------------------------------------
Interest                                                                                        $24,562
-------------------------------------------------------------------------------------------------------
Dividends                                                                                            61
-------------------------------------------------------------------------------------------------------
    Total investment income                                                                      24,623
-------------------------------------------------------------------------------------------------------
Expenses:
  Management fee                                                                                  1,756
-------------------------------------------------------------------------------------------------------
  Interest expense                                                                                1,210
-------------------------------------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses                                            120
-------------------------------------------------------------------------------------------------------
  Professional fees                                                                                  44
-------------------------------------------------------------------------------------------------------
  Reports to shareholders                                                                            67
-------------------------------------------------------------------------------------------------------
  Trustees' fees and other                                                                           81
-------------------------------------------------------------------------------------------------------
    Total expenses                                                                                3,278
-------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                            21,345
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
-------------------------------------------------------------------------------------------------------
  Net realized gain on sales of investments (including options purchased)                         1,842
-------------------------------------------------------------------------------------------------------
  Change in net unrealized depreciation on investments                                            8,404
-------------------------------------------------------------------------------------------------------
Net gain on investments                                                                          10,246
-------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                            $31,591
-------------------------------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

(IN THOUSANDS)

                                                                               YEAR ENDED NOVEMBER 30,
                                                                                1996              1995
--------------------------------------------------------------------------------------------------------
 OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
--------------------------------------------------------------------------------------------------------
  Net investment income                                                       $ 21,345            20,914
--------------------------------------------------------------------------------------------------------
  Net realized gain (loss)                                                       1,842            (3,100)
--------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation/depreciation                             8,404            11,843
--------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                            31,591            29,657
--------------------------------------------------------------------------------------------------------
Distribution from net investment income                                        (20,992)          (20,603)
--------------------------------------------------------------------------------------------------------
Proceeds from shares issued in reinvestment of dividends
(370 shares and 348 shares, respectively)                                        3,548             3,154
--------------------------------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                                                    14,147            12,208
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
 NET ASSETS
--------------------------------------------------------------------------------------------------------
Beginning of year                                                              200,502           188,294
--------------------------------------------------------------------------------------------------------
END OF YEAR
(including undistributed net investment income
of $2,938 and $2,579, respectively)                                           $214,649           200,502
--------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1    SIGNIFICANT ACCOUNTING
     POLICIES DESCRIPTION OF FUND. The Fund is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company.

                             INVESTMENT VALUATION. Investments are stated at value. Fixed income securities are valued by using market quotations, or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Portfolio securities that are traded on a domestic securities exchange are valued at the last sale price on the exchange where primarily traded or, if there is no recent sale, at the last current bid quotation. Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges where primarily traded. Securities not so traded are valued at the last current bid quotation if market quotations are available. Exchange traded financial futures and options are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Over-the-counter traded options are valued based upon prices provided by market makers. Other securities and assets are valued at fair value as determined in good faith by the Board of Trustees.

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis. Interest income includes discount amortization on fixed income securities. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             FEDERAL INCOME TAXES. The Fund has complied with the special provisions of the Internal Revenue Code available to investment companies and therefore no federal income tax provision is required. The accumulated net realized loss on sales of investments for federal income tax purposes at November 30, 1996, amounting to approximately $40,675,000, is available to offset future taxable gains. If not applied, the loss carryover expires during the period 1997 through 2003.

                             DIVIDENDS TO SHAREHOLDERS. The Fund declares and pays dividends of net investment income monthly and any net realized capital gains annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles.

                             OTHER CONSIDERATIONS. The Fund invests a substantial portion of its assets in high yield bonds. These bonds ordinarily are in the lower rating categories of recognized rating agencies or are non-rated, and thus involve more risk than higher rated bonds.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

2    TRANSACTIONS
     WITH AFFILIATES         MANAGEMENT AGREEMENT. The Fund has a management
                             agreement with Zurich Kemper Investments, Inc.
                             (ZKI), and pays a management fee at an annual rate of .85% of average weekly net assets. The Fund incurred a management fee of $1,756,000 for the year ended November 30, 1996.

                             SHAREHOLDER SERVICE AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, Kemper Service Company (KSvC) is the shareholder service agent of the Fund. Under the agreement, KSvC received shareholder service fees of $49,000 for the year ended November 30, 1996.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or directors of ZKI. During the year ended November 30, 1996, the Fund made no payments to its officers and incurred trustees' fees of $23,000 to independent trustees.

--------------------------------------------------------------------------------

3    INVESTMENT
     TRANSACTIONS            For the year ended November 30, 1996, investment
                             transactions (excluding short-term instruments) are as follows (in thousands):

                             Purchases                                  $208,696

                             Proceeds from sales                         202,920

--------------------------------------------------------------------------------

4     NOTE PAYABLE           The note payable represents a $20,000,000 loan from
                             Bank of America which was outstanding throughout the year. The note bears interest at the London
                             Interbank Offered Rate plus .275% (6.01% at
                             November 30, 1996) which is payable quarterly. The loan amount and rate are reset periodically under a credit facility which is available until June 30, 1999.

FINANCIAL HIGHLIGHTS

                                                 -------------------------------------------------------------
                                                                    YEAR ENDED NOVEMBER 30,
                                                   1996        1995        1994        1993        1992
--------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                 $ 8.73        8.33        9.45        8.70        8.28
--------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                               .91         .91         .88         .99         .94
--------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)             .46         .39       (1.10)        .71         .45
--------------------------------------------------------------------------------------------------------------
Total from investment operations                     1.37        1.30        (.22)       1.70        1.39
--------------------------------------------------------------------------------------------------------------
Distribution from net investment income               .90         .90         .90         .95         .97
--------------------------------------------------------------------------------------------------------------
Net asset value, end of year                       $ 9.20        8.73        8.33        9.45        8.70
--------------------------------------------------------------------------------------------------------------
MARKET VALUE, END OF YEAR                          $10.00        9.50        8.38        9.13        9.13
--------------------------------------------------------------------------------------------------------------
 TOTAL RETURN
Based on net asset value                            16.56%      16.30       (2.55)      20.62       17.42
--------------------------------------------------------------------------------------------------------------
Based on market value                               16.12%      25.81        1.47       11.00       18.18
--------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS
Expenses                                             1.59%       1.52        1.64        1.82        2.03
--------------------------------------------------------------------------------------------------------------
Net investment income                               10.33%      10.64        9.91       11.08       10.86
--------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA
Net assets at end of year (in thousands)         $214,649     200,502     188,294     211,194     190,950
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                74%         85          83          98          47
--------------------------------------------------------------------------------------------------------------
Total debt outstanding at end of year (in
thousands)                                       $ 20,000      20,000      20,000      20,000      17,312
--------------------------------------------------------------------------------------------------------------
Asset coverage ratio per $1,000 of debt              11.7        11.0        10.4        11.6        12.0
--------------------------------------------------------------------------------------------------------------

NOTE: Total return based on net asset value reflects changes in the Fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure includes reinvestment of dividends. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period.

DESCRIPTION OF DIVIDEND REINVESTMENT PLAN

--------------------------------------------------------------------------------

1    PARTICIPATION           We invite you to review the description of the
                             Dividend Reinvestment and Cash Purchase Plan (the
                             "Plan") which is available to you as a shareholder of KEMPER HIGH INCOME TRUST (the "Fund"). If you wish to participate and your shares are held in your own name, simply contact Kemper Service
                             Company, whose address and phone number are provided in Paragraph 4 for the appropriate form.
                             If your shares are held in the name of a brokerage firm, bank, or other nominee, you must instruct that nominee to re-register your shares in your name so that you may participate in the Plan, unless your nominee has made the Plan available on shares held by them. Shareholders who so elect will be deemed to have appointed United Missouri Bank, n.a. ("UMB") as their agent and as agent for the Fund under the Plan.

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2    DIVIDEND INVESTMENT
     ACCOUNT The Fund's transfer agent and dividend disbursing agent or its delegate ("Agent") will establish a Dividend Investment Account (the "Account") for each shareholder participating in the Plan. Agent will credit to the Account of each participant funds it receives from the following sources: (a) cash dividends and capital gains distributions paid on shares of beneficial interest (the "Shares") of the Fund registered in the participant's name on the books of the Fund; (b) cash dividends and capital gains distributions paid on Shares registered in the name of Agent but credited to the participant's Account; and (c) voluntary cash contributions made pursuant to Paragraph 5 hereof. Sources described in clauses (a) and (b) of the preceding sentence are hereinafter called "Distributions."

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3    INVESTMENT OF
     DISTRIBUTION
     FUNDS HELD IN
     EACH ACCOUNT            If on the record date for a Distribution (the
                             "Record Date"), Shares are trading at a discount from net asset value per Share (according to the evaluation most recently made on Shares of the
                             Fund), funds credited to a participant's Account will be used to purchase Shares (the "Purchase").
                             UMB will attempt, commencing five days prior to the Payment Date and ending at the close of business on the Payment Date ("Payment Date" as used herein shall mean the last business day of the month in which such Record Date occurs), to acquire Shares in the open market. If and to the extent that UMB is unable to acquire sufficient Shares to satisfy the Distribution by the close of business on the Payment Date, the Fund will issue to UMB Shares valued at net asset value per Share (according to the evaluation most recently made on Shares of the
                             Fund) in the aggregate amount of the remaining value of the Distribution. If, on the Record Date, Shares are trading at a premium over net asset value per Share, the Fund will issue on the Payment
                             Date, Shares valued at net asset value per Share on the Record Date to Agent in the aggregate amount of the funds credited to the participants' accounts.
                             All cash contributions to a participant's Account made pursuant to Paragraph 5 hereof will be invested in Shares purchased in the open market.

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4    ADDITIONAL
     INFORMATION             Address all notices, correspondence, questions, or
                             other communication regarding the Plan to:
                             KEMPER SERVICE COMPANY
                             P.O. Box 419066
                             Kansas City, Missouri 64141-6066
                             1-800-294-4366

DESCRIPTION OF DIVIDEND REINVESTMENT PLAN

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5    VOLUNTARY CASH
     CONTRIBUTIONS           A participant may from time to time make voluntary
                             cash contributions to his Account by sending to Agent a check or money order, payable to Agent, in a minimum amount of $100 with appropriate accompanying instructions. (No more than $500 may be contributed per month.) Agent will inform UMB of the total funds available for the purchase of Shares and UMB will use the funds to purchase additional Shares for the participant's account the earlier of: (a) when it next purchases Shares as a result of a Distribution or (b) on or shortly after the first day of each month and in no event more than thirty days after such date except when temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of Federal securities laws. Cash contributions received more than fifteen calendar days or less than five calendar days prior to a Payment Date will be returned uninvested. Interest will not be paid on any uninvested cash contributions.
                             Participants making voluntary cash investments will be charged a $.75 service fee for each such investment and will be responsible for their pro rata brokerage commissions.

--------------------------------------------------------------------------------

6    ADJUSTMENT OF
     PURCHASE PRICE          The Fund will increase the price at which Shares
                             may be issued under the Plan to 95% of the fair market value of the shares on the Record Date if the net asset value per Share of the Shares on the Record Date is less than 95% of the fair market value of the Shares on the Record Date.

--------------------------------------------------------------------------------

7    DETERMINATION OF
     PURCHASE PRICE          The cost of Shares and fractional Shares acquired
                             for each participant's Account in connection with a Purchase shall be determined by the average cost per Share, including brokerage commissions as described in Paragraph 8 hereof, of the Shares acquired by UMB in connection with that Purchase.
                             Shareholders will receive a confirmation showing the average cost and number of Shares acquired as soon as practicable after Agent has received or UMB has purchased Shares. Agent may mingle the cash in a participant's account with similar funds of other participants of the Fund for whom UMB acts as agent under the Plan.

--------------------------------------------------------------------------------

8    BROKERAGE CHARGES       There will be no brokerage charges with respect to
                             Shares issued directly by the Fund as a result of Distributions. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to UMB's open market purchases in connection with the reinvestment of Distributions as well as from voluntary cash contributions. With respect to purchases from voluntary cash contributions, UMB will charge a pro rata share of the brokerage commissions. Brokerage charges for purchasing small amounts of Shares for individual
                             Accounts through the Plan can be expected to be less than the usual brokerage charges for such transactions, as UMB will be purchasing Shares for all participants in blocks and prorating the lower commission thus attainable.

--------------------------------------------------------------------------------

9    SERVICE CHARGES         There is no service charge by Agent or UMB to
                             shareholders who participate in the Plan other than service charges specified in Paragraphs 5 and 13 hereof. However, the Fund reserves the right to amend the Plan in the future to include a service charge.

DESCRIPTION OF DIVIDEND REINVESTMENT PLAN

--------------------------------------------------------------------------------

10       TRANSFER OF SHARES
         HELD BY AGENT       Agent will maintain the participant's Account, hold
                             the additional Shares acquired through the Plan in safekeeping and furnish the participant with written confirmation of all transactions in the Account. Shares in the account are transferable upon proper written instructions to Agent. Upon request to Agent, a certificate for any or all full
                             Shares in a participant's Account will be sent to the participant.

--------------------------------------------------------------------------------

11       SHARES NOT HELD IN
         SHAREHOLDER'S
         NAME Beneficial owners of Shares which are held in the name of a broker or nominee will not be automatically included in the Plan and will receive all distributions in cash. Such shareholders should contact the broker or nominee in whose name their Shares are held to determine whether and how they may participate in the Plan.

--------------------------------------------------------------------------------

12       AMENDMENTS          Experience under the Plan may indicate that changes
                             are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan, including provisions with respect to any Distribution paid subsequent to notice thereof sent to participants in the Plan at least ninety days before the record date for such Distribution.

--------------------------------------------------------------------------------

13       WITHDRAWAL FROM
         PLAN Shareholders may withdraw from the Plan at any time by giving Agent a written notice. If the proceeds are $25,000 or less and the proceeds are to be payable to the shareholder of record and mailed to the address of record, a signature guarantee normally will not be required for notices by individual account owners (including joint account owners), otherwise a signature guarantee will be required. In addition, if the certificate is to be sent to anyone other than the registered owner(s) at the address of record, a signature guarantee will be required on the notice. A notice of withdrawal will be effective for the next Distribution following receipt of the notice by the Agent provided the notice is received by the Agent at least ten days prior to the Record Date for the Distribution. When a participant withdraws from the Plan, or when the Plan is terminated in accordance with Paragraph 12 hereof, the participant will receive a certificate for full Shares in the Account, plus a check for any fractional Shares based on market price; or if a Participant so desires, Agent will notify UMB to sell his Shares in the Plan and send the proceeds to the participant, less brokerage commissions and a $2.50 service fee.

--------------------------------------------------------------------------------

14       TAX IMPLICATIONS    Shareholders will receive tax information annually
                             for personal records and to assist in preparation of Federal income tax returns. If shares are purchased at a discount, the amount of the discount is considered taxable income and is added to the cost basis of the purchased shares.

TRUSTEES AND OFFICERS

TRUSTEES                                        OFFICERS

STEPHEN B. TIMBERS                              J. PATRICK BEIMFORD, JR.
President and Trustee                           Vice President

JAMES E. AKINS                                  CHARLES R. MANZONI, JR.
Trustee                                         Vice President

ARTHUR R. GOTTSCHALK                            MICHAEL A. MCNAMARA
Trustee                                         Vice President

FREDERICK T. KELSEY                             JOHN E. NEAL
Trustee                                         Vice President

DOMINIQUE P. MORAX                              HARRY E. RESIS, JR.
Trustee                                         Vice President

FRED B. RENWICK                                 PHILIP J. COLLORA
Trustee                                         Vice President
                                                and Secretary
JOHN B. TINGLEFF
Trustee                                         JEROME L. DUFFY
                                                Treasurer
JOHN G. WEITHERS
Trustee


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LEGAL COUNSEL                   VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                222 North LaSalle Street
                                Chicago, IL 60601

--------------------------------------------------------------------------------
SHAREHOLDER SERVICE AGENT       KEMPER SERVICE COMPANY
                                P.O. Box 419066
                                Kansas City, MO 64141

--------------------------------------------------------------------------------
CUSTODIAN AND TRANSFER AGENT    INVESTORS FIDUCIARY TRUST COMPANY
                                127 West 10th Street
                                Kansas City, MO 64105

--------------------------------------------------------------------------------
INDEPENDENT AUDITORS            ERNST & YOUNG LLP
                                233 South Wacker Drive
                                Chicago, IL 60606

--------------------------------------------------------------------------------
INVESTMENT MANAGER              ZURICH KEMPER INVESTMENTS, INC.
                                222 South Riverside Plaza
                                Chicago, IL 60606
                                http://www.kemper.com


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